EXHIBIT 31.0

              CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER AND
                           PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 302 OF THE SARBANES OXLEY ACT OF 2002

I, Daniel J. Dorman, certify that:

1.    I have reviewed this quarterly report on Form 10-QSB of Sandston
      Corporation;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements and other financial information included in this quarterly report fairly present in all material respects the financial condition, results of operations and cash flows of Sandston Corporation as of, and for, the periods presented in this quarterly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Sandston Corporation and have:

      a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known by others within those entities, particularly during the period in which this report is being prepared;

      b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to Sandston Corporation's auditors and the audit committee of the Sandston Corporation's board of directors:

      a) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Sandston Corporation's ability to record, process, summarize and report financial information; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in Sandston Corporation's internal controls over financial reporting.

Date: May 13, 2005

/s/ Daniel J. Dorman
--------------------
Daniel J. Dorman
Principal Executive Officer and Principal Financial Officer

See also the certification pursuant to Section 906 of the Sarbanes Oxley Act of 2002, which is also attached to this report as an Exhibit.